Exhibit 99.2

Execution Copy

VIROPHARMA INCORPORATED,

as the Company

and

BUYERS,

as defined herein

SECURITIES PURCHASE AGREEMENT

Dated as of October 18, 2004

10% Senior Secured Bridge Notes due 2005

and Warrants to Purchase Common Stock

Execution Copy

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 18, 2004, by and among ViroPharma Incorporated, a Delaware corporation (the “Company”), and the Buyers listed on the Schedule of Buyers attached hereto as Exhibit A (individually, a “Buyer” and, collectively, the “Buyers”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Buyers have severally agreed to purchase in the aggregate, (i) Sixty-Two Million Five Hundred Thousand United States Dollars ($62,500,000) principal amount of the Company’s 10% Senior Secured Bridge Notes due 2005 (such notes, substantially in the form attached as Exhibit A to the Bridge Notes Indenture (as defined below), as such form of note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Bridge Notes”), and (ii) warrants (such warrants, substantially in the form attached as Exhibit C to this Agreement, as such form may be amended, modified or supplemented from time to time, the “Warrants”) to purchase Five Million (5,000,000) shares of common stock of the Company (the “Common Stock”) (as exercised, collectively, the “Warrant Shares”) at an initial exercise price of $0.01 per share. The Bridge Notes will be issued pursuant to an indenture, dated as of October 18, 2004 (the “Bridge Notes Indenture”) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), substantially in the form attached hereto as Exhibit B-1.

B. To induce the Buyers to enter into this Agreement, the Company has also agreed, pursuant to the Bridge Notes Indenture, to use commercially reasonable efforts to call a special meeting of its stockholders to approve the Company’s issuance of 6% convertible senior notes due 2009 (the “Convertible Notes”) and the terms and conditions thereof and of the Convertible Notes Indenture (as defined below), including, without limitation, the conversion of the Convertible Notes into the number of shares of Common Stock into which the Convertible Notes are convertible from time to time pursuant to the Convertible Notes Indenture. Upon the (x) approval by the Company’s stockholders of the issuance of the Convertible Notes and (y) the consummation of the Acquisition (as defined below), each Bridge Note then outstanding shall automatically and without any further action required on the part of the Company or the Trustee be exchanged for a Convertible Note having an original principal amount equal to the then outstanding principal amount of such Bridge Note. The Convertible Notes are to be issued under an indenture dated October 18, 2004 (the “Convertible Notes Indenture”) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), substantially in the form attached hereto as Exhibit B-2, in exchange for the Bridge Notes and Warrants. If the Company’s stockholders approve such issuance of Convertible Notes, the Company has agreed, pursuant to the Bridge Notes Indenture, to issue, upon such approval, in exchange for all outstanding Bridge Notes and Warrants, the Convertible Notes, which shall be convertible into shares of Common Stock (as converted, the “Conversion Shares”) on the terms set forth in the

Convertible Notes Indenture. If the Company’s stockholders approve such issuance of Convertible Notes, the Company has granted the Buyers an option to purchase up to an additional Twelve Million Five Hundred Thousand United States Dollars ($12,500,000) aggregate principal amount of Convertible Notes on substantially the same terms and conditions, including pricing terms (except that no additional Warrants will be issued), as provided for the Bridge Notes, pursuant to, and in accordance with, Section 1(a)(ii) of this Agreement.

C. Contemporaneously with the execution and delivery of this Agreement, the Company is executing and delivering an Assignment, Transfer and Assumption Agreement substantially in the form attached hereto as Exhibit D (the “Acquisition Agreement”) contemplating an acquisition (the “Acquisition”) by the Company of the selling and marketing rights to Vancocin® in the United States and the Company’s purchase and license of certain related tangible and intangible assets.

D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering (1) an Initial Registration Rights Agreement substantially in the form attached hereto as Exhibit E-1 (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Initial Registration Rights Agreement”) pursuant to which the Company has agreed to provide the Buyers with the benefit of certain registration rights with respect to the resale of the Common Stock issued and issuable upon the exercise of such Warrants under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and applicable state securities laws, on the terms and subject to the conditions set forth therein; and (2) a Convertible Notes Registration Rights Agreement substantially in the form attached hereto as Exhibit E-2 (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Convertible Notes Registration Rights Agreement”) pursuant to which the Company has agreed to provide the Buyers with the benefit of certain registration rights with respect to the resale of any Convertible Notes and the Common Stock issuable upon the conversion of any Convertible Notes under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and applicable state securities laws, on the terms and subject to the conditions set forth therein.

E. To induce the Buyers to enter into this Agreement, the Company has agreed to enter into a Pledge and Collateral Agreement substantially in the form attached hereto as Exhibit F (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Pledge Agreement”) among the Company, and U.S. Bank National Association, as collateral agent on behalf of the holders of the Bridge Notes and as securities intermediary (the “Initial Collateral Agent”), pursuant to which the Pledged Amounts (as defined in the Bridge Notes Indenture) will be deposited in a collateral account (the “Initial Collateral”) to secure the Company’s interest payment obligations on the Bridge Notes, and its special redemption or repurchase obligations in the event the Acquisition is not timely consummated. Until the Pledge Agreement is terminated in accordance with the terms thereof, the Bridge Notes are to be secured by the Initial Collateral, subject to the limitations specified in the Pledge Agreement.

F. To induce the Buyers to enter into this Agreement, the Company has also agreed pursuant to the Pledge Agreement and the Bridge Notes Indenture, upon the consummation of the Acquisition, to enter into a Security Agreement substantially in the form attached hereto as Exhibit G (the “Acquisition Security Agreement”) among the Company, and U.S. Bank National Association, as collateral agent on behalf of the holders of the Bridge Notes and any Convertible Notes (the “Acquisition Collateral Agent”), and other documents required to grant a perfected security interest in all of the property and rights to be acquired in the Acquisition (collectively, with the Acquisition Security Agreement, the “Acquisition Security Documents”). Upon the consummation of the Acquisition, the Bridge Notes and any Convertible Notes are to be secured by the property so described in the Acquisition Security Documents, subject to the limitations specified therein (the “Acquisition Collateral”).

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

SECTION 1. Purchase and Sale of Bridge Notes and Warrants.

(a) Purchase of Bridge Notes and Warrants. (i) Subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally and not jointly agrees to purchase from the Company, the respective principal amount of Bridge Notes, together with the related Warrants, set forth opposite such Buyer’s name on the Schedule of Buyers attached hereto as Exhibit A (the “Closing”). The Company shall issue to each Buyer One Thousand United States Dollars ($1,000) principal amount of the Bridge Notes and Warrants to purchase 80 Warrant Shares for each One Thousand United States Dollars ($1,000) of purchase price paid by each such Buyer at the Closing.

(ii) The Company hereby grants the Buyers an option to purchase, severally and not jointly, up to Twelve Million Five Hundred Thousand United States Dollars ($12,500,000) aggregate principal amount of Convertible Notes (the “Additional Convertible Notes”) if the Company’s stockholders approve the issuance of the Convertible Notes and the terms and conditions of the Convertible Notes and of the Convertible Notes Indenture, including, without limitation, the conversion of the Convertible Notes into the number of shares of Common Stock into which the Convertible Notes are convertible from time to time pursuant to the Convertible Notes Indenture, prior to the first anniversary date of this Agreement. Each Buyer may exercise this right only from the Mandatory Exchange Time (as defined in the Bridge Notes Indenture) and from time to time thereafter through the thirtieth (30th) calendar day following such Mandatory Exchange Time (such period of time being the “Option Period”) by giving written notice of election to exercise this option (such notice of election being the “Option Exercise Notice”) prior to 5:00 p.m., New York City time, on any Business Day during such Option Period. Any Option Exercise Notice shall specify the principal amount of Additional Convertible Notes to be purchased by the Buyer; provided that any Buyer may not purchase more than its pro rata portion of Additional Convertible Notes, based on the proportion of the principal amount of Bridge Notes set forth opposite the name of such Buyer on the Schedule of Buyers attached hereto as Exhibit A to the aggregate principal amount of Bridge Notes issued on the Closing Date. The payment for and delivery of the Additional Convertible Notes for which the Buyers have delivered timely Option Exercise Notices shall occur before 11:00 a.m., New York City time, three (3) Business Days after the later of (I) the expiration of the Option Period and (II) the Postponement Termination Date (as defined below), if any (the “Option Closing Date”). As used in this Agreement, “Business Day” means any day, which is not: (x) a Saturday or a Sunday, or (y) a day on which banking institutions in New York or Pennsylvania are authorized or obligated by law or regulation to close.

(iii) Notwithstanding anything to the contrary herein, the Company may postpone the Option Closing Date for a period not to exceed sixty (60) days (the “Postponement Period”)if, in the Company’s good faith judgment, the disclosure of any material non-public information or pending development concerning the Company of which the Company is aware at the end of the Option Exercise Period and/or on the original date set for the Option Closing Date, is determined to not be in the best interests of the Company; provided, however, that the (A) Company shall promptly notify the Buyers in writing (the “Postponement Notice”) of (1) the existence of such material non-public information or pending development giving rise to a Postponement Period (provided that the Company shall not disclose the content of such material non-public information or pending development to such Buyers) and (2) the date on which the Postponement Period is scheduled to end. For purposes of determining the length of the Postponement Period, the Postponement Period shall be deemed to begin on and include the original date set for the Option Closing Date and shall end on and include the earlier of (x) the date stated in the Postponement Notice as the end of the Postponement Period or (y) to the extent considered appropriate by the Company in its sole discretion, any other date as to which the Company may advise the Buyers in writing (such notice being the “Postponement Termination Notice”) after the Company’s provision of the notices described above (the “Postponement Termination Date”); provided that any Buyer which has submitted an Option Exercise Notice may withdraw its Option Exercise Notice by notifying the Company in writing of such Buyer’s withdrawal at any time after the delivery of the Postponement Notice by the Company but before 5:00 p.m., New York City time, on the date which is one (1) Business Day after the Postponement Termination Date.

(b) The Closing. The date and time of the Closing (the “Closing Date”) shall be contemporaneous with the execution and delivery of this Agreement, subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement. The Closing shall occur on the Closing Date at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania.

(c) Form of Payment. On the Closing Date, (i) each Buyer shall pay the Company for the Bridge Notes and the related Warrants to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds to the Collateral Account (as defined in the Pledge Agreement) in accordance with the Company’s written wire instructions attached hereto on Schedule A, and (ii) the Company shall issue to each Buyer properly authenticated Bridge Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) representing the principal amount of Bridge Notes which such Buyer is then purchasing hereunder, along with Warrants representing the related number of Warrant Shares, duly executed on behalf of the Company and registered in the name of such Buyer.

On the Option Closing Date, if any, (i) each Buyer exercising its option to purchase Additional Convertible Notes shall pay the Company for the Additional Convertible Notes to be issued and sold to such Buyer on the Option Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions attached hereto on Schedule A, and (ii) the Company shall issue to each such Buyer properly authenticated Additional Convertible Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) representing the principal amount of such Additional Convertible Notes which such Buyer is then purchasing hereunder duly executed on behalf of the Company and registered in the name of such Buyer (the “Option Closing”).

SECTION 2. Buyer’s Representations and Warranties. Each Buyer represents and warrants to the Company with respect to only itself that as of the date hereof:

(a) Investment Purpose. Such Buyer is acquiring the Bridge Notes and the Warrants for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Bridge Notes, Warrants, Convertible Notes, if any, Warrant Shares, if any, and Conversion Shares, if any (collectively, the “Securities”) for any minimum or other specific term and reserves the right to dispose of the Securities at any time; provided, further, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b) Qualified Institutional Buyer Status. Such Buyer is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act as of the date of this Agreement and was not organized for the specific purpose of acquiring the Securities.

(c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein and in the applicable Note in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. Such Buyer (i) believes it has been furnished with or believes it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Bridge Notes and Warrants contemplated hereby and the financial condition, operations and business prospects of the Company, (iii) can bear the economic risk of a total loss of its investment in the Securities and (iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company’s representations and warranties contained in this Agreement or any other Transaction Document (as defined below) and the Buyer’s right to rely thereon.

(e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Such Buyer understands that the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act. In that connection, such Buyer is aware of Rule 144 under the Securities Act and the restrictions imposed thereby.

(g) Legends.

(1) Bridge Notes. Such Buyer understands that, until the expiration of the holding period applicable to sales of the Bridge Notes under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Bridge Notes shall bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER

THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ADDITIONALLY, THE INDENTURE DOES NOT PERMIT ANY TRANSFERS OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) UNLESS THE TRANSFEREE CERTIFIES TO VIROPHARMA INCORPORATED AND THE TRUSTEE THAT THEY ARE (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.

The legends set forth above shall be removed and the Company shall issue a new Bridge Note of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if such Bridge Notes are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Bridge Notes may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Securities has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months.

(2) Convertible Notes. Such Buyer understands that, until the expiration of the holding period applicable to sales of the Convertible Notes, as the case may be, under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Convertible Notes, as the case may be, shall bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE OR SUCCESSOR TRUSTEE, AS APPLICABLE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO VIROPHARMA INCORPORATED OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ADDITIONALLY, THE INDENTURE DOES NOT PERMIT ANY TRANSFERS OF THIS SECURITY UNLESS THE TRANSFEREE CERTIFIES TO THE COMPANY AND THE TRUSTEE THAT THEY ARE (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OF THE SECURITIES ACT OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.

The legends set forth above shall be removed and the Company shall issue a new Convertible Note of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(2), (i) if such Convertible Notes are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Convertible Notes, as the case may be, may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Securities has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months.

(3) Warrants. Such Buyer understands that, until the expiration of the holding period applicable to sales of the Warrants, under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Warrants shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITIES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF VIROPHARMA INCORPORATED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE COMPANY) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF

RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(4) Warrant Shares. Such Buyer understands that any stock certificate representing Warrant Shares shall bear a legend in substantially the following form (unless (i) such Warrant Shares have been transferred or sold pursuant to an effective registration statement, (ii) such Warrant Shares have been transferred or sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or (iii) unless otherwise agreed by the Company in writing with written notice to the transfer agent):

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITIES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF VIROPHARMA INCORPORATED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE COMPANY) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

The legends set forth above shall be removed and the Company shall issue the Warrant Shares without such legends to the holder of the Warrant Shares upon which it is stamped, (i) if such Warrant Shares are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Warrant Shares has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months.

(5) Conversion Shares. Such Buyer understands that any stock certificate representing Conversion Shares shall bear a legend in substantially the following form (unless (i) such Conversion Shares have been transferred or sold pursuant to an effective registration statement, (ii) such Conversion Shares have been transferred or sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or (iii) unless otherwise agreed by the Company in writing with written notice to the transfer agent):

THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR

AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1) , (2) , (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE STOCKTRANS A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM STOCKTRANS) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY INCORPORATED OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STOCKTRANS. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STOCKTRANS, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

STOCKTRANS MAY REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.

The legends set forth above shall be removed and the Company shall issue the Conversion Shares without such legends to the holder of the Conversion Shares upon which it is stamped, (i) if such Conversion Shares are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Conversion Shares has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months.

(6) Such Buyer understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year or three-month periods under Rule 144(k) (or the corresponding periods under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to “two (2) years” or the “two-year period” and to “three (3) months” shall be deemed for all purposes of this Agreement to be references to such changed period or periods, and (ii) all corresponding references in the Bridge Notes, any Convertible Notes and the Warrants shall be deemed for all purposes to be references to the changed period or periods, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

(h) Residency. Such Buyer is a resident of that country or state specified in its address on the Schedule of Buyers attached hereto as Exhibit A.

(i) The Buyers and, to its knowledge, the Company agree that the Buyers have not taken any actions that would make such Buyers to be deemed as members of a “group” for purposes of Section 13(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”). Such Buyer does not, and as a result of the purchase of Bridge Notes and Warrants will not, “beneficially own” (within the meaning of Rule 13d-3 under the Exchange Act) either individually or as part of a group (as the term “group” is used in Section 13(d)(3) of the Exchange Act) more than 19.9% of the Company’s Common Stock.

(j) Such Buyer is not in business of underwriting securities or an affiliate of any person or entity that is in the business of underwriting securities.

The Buyer’s representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that (x) the offer and sale of the Bridge Notes and Warrants pursuant to this Agreement, and (y) any subsequent issuance of Convertible Notes, Conversion Shares and Warrant Shares as contemplated in this Agreement, singly and in the aggregate comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company shall not rely on such representations and warranties for any other purpose.

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants to each of the Buyers that as of the date hereof and as of the Closing Date (if a date other than the date hereof for any reason):

(a) Organization and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business (without giving effect to the Acquisition) as described in the SEC Documents; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Company’s subsidiary, VCO, Incorporated (the “Subsidiary”). The Subsidiary does not engage in any business and is not a significant subsidiary of the Company (within the meaning of Regulation S-X). No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations or condition (financial or otherwise) or prospects of the Company, (ii) the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of the Company to perform its obligations under the Transaction Documents.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Bridge Notes Indenture, the Pledge Agreement, the Acquisition Security Documents, the Bridge Notes, the Warrants, the Initial Registration Rights Agreement, the Convertible Notes Indenture, any Convertible Notes, the Convertible Notes Registration Rights Agreement, the Acquisition Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5 of this Agreement) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to issue and sell the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance and repayment of the Bridge Notes, any Convertible Notes, and Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Convertible Notes, if any, and of the Warrant Shares issuable upon the exercise of such Warrants, and the registration for resale of the Registrable Securities (as such term is defined in the Initial Registration Rights Agreement and in the Convertible Notes Registration Rights Agreement, as applicable), have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required of the Company’s Board of

Directors or, except for the Company’s issuance of the Convertible Notes and the Conversion Shares issuable upon the conversion of the Convertible Notes, the stockholders of the Company. The Transaction Documents (other than the Acquisition Security Agreement) have been duly executed and delivered by the Company; and upon the consummation of the Acquisition, the Acquisition Security Agreement will be duly executed and delivered by the Company. The Transaction Documents (other than the Acquisition Security Agreement) constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and, upon the consummation of the Acquisition, the Acquisition Security Agreement will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, in each case except (i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Each of the Pledge Agreement and the Acquisition Security Documents, when executed and delivered in accordance with its terms by each of the parties thereto, will create a valid and, where applicable, upon the due filing and/or recording of UCC (as defined below) financing statements and other necessary filings in the proper public records and payment of all fees and other charges payable in connection therewith, perfected and enforceable security interest in the portion of the Initial Collateral or the Acquisition Collateral, as the case may be, in favor of the Collateral Agent for the benefit of the Trustee and the holders of the Bridge Notes or any Convertible Notes, as applicable, among others, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and similar laws relating to, or affecting generally, creditors’ rights and remedies.

(d) Upon the filing of all necessary Uniform Commercial Code (“UCC”) financing statements in the proper filing offices and the taking of all other actions necessary to perfect a security interest in the Initial Collateral, the security interests in the Initial Collateral granted to the Collateral Agent, for the benefit of the Trustee and the holders of the Bridge Notes, among others, will constitute valid and perfected security interests securing the Obligations (as such term is defined in the Pledge Agreement). As of the Closing Date, except for the filing of all necessary UCC financing statements in the proper filing offices, all other filings and other actions necessary to perfect the security interest in the Initial Collateral will have been duly made or taken and will be in full force and effect.

(e) Capitalization. Except for any shares issuable upon exercise of options issued pursuant to employee benefit plans disclosed in the Buyer Information Materials (as defined below), the capitalization of the Company is as described in the Buyer Information Materials. All of the Company’s outstanding shares have been, or upon issuance will be, validly issued and fully paid and nonassessable and issued in accordance with applicable federal and state securities laws. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for trading or approved for quotation on a Principal Market (as defined in Section 7(c) of this Agreement). Except for rights created pursuant to the Transaction

Documents and as set forth in the Buyer Information Materials, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances created by the Company, other than to the extent waived; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company (other than any such options, warrants, scrip, rights, calls, commitments, securities, understandings and arrangement outstanding under plans disclosed in the Buyer Information Materials), other than to the extent waived; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound, except for the indenture dated March 1, 2000, between the Company and Summit Bank, as trustee, and the notes issued thereunder; (iv) there are no amounts outstanding under, and there will be no amounts due upon termination of, any credit agreement or credit facility; (v) there are no financing statements securing obligations filed in connection with the Company other than those financing statements listed on Schedule B attached hereto; (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (viii) the Company does not have any stock appreciation rights or “phantom” stock plans or agreements or any similar plan or agreement; (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company; and (x) the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person or entity the right to purchase any equity interest in the Company upon the occurrence of certain events.

(f) Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of the applicable Transaction Documents, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof, other than any liens or encumbrances created by or imposed by the Buyers, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. As of the Closing, at least 105% of the shares of Common Stock issuable upon the exercise of the Warrants or the conversion of any Convertible Notes will have been duly authorized and reserved for issuance upon such exercise of the Warrants or conversion of the Convertible Notes, if any. Upon conversion or issuance in accordance with the terms of the Convertible Notes, if any, or upon the exercise or issuance in accordance with the terms of the Warrants, as applicable, the Conversion Shares and the Warrant Shares, as the case may be, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, other than any liens or encumbrances created by or imposed by the Buyers, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of each of the Buyers in this Agreement, the issuance by the Company of the Securities is exempt from registration under the Securities Act and applicable state securities laws.

(g) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Bridge Notes, any Convertible Notes and the Warrants, the reservation for issuance and issuance, if any such issuance occurs, of the Conversion Shares and the Warrant Shares and the Acquisition) will not (i) result in a violation of the Company’s Articles of Incorporation or Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) assuming the Company’s stockholders approve the Company’s issuance of the Convertible Notes and the terms and conditions thereof and of the Convertible Notes Indenture, including, without limitation, the issuance of the Conversion Shares issuable upon the conversion of the Convertible Notes, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of any material term of or in default under its Articles of Incorporation and Bylaws. The Company is not in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, the Pledge Agreement, the Acquisition Agreement or the Acquisition Security Documents, as required under the Securities Act or as required by Blue Sky filings (but only to the extent that such filings may be made after the Closing), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other person or entity in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and copies of such consents, authorizations, orders, filings and registrations have been delivered to the Buyers. The Company is not in violation of the listing requirements of the Principal Market, and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.

The Company is not in violation of any covenants or other terms of its outstanding indebtedness for borrowed money, which could, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is currently unaware of any facts or circumstances that might give rise to any of the foregoing events set forth in this paragraph.

(h) SEC Documents; Financial Statements. Since January 1, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act, (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act applicable to such SEC Document and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended. KPMG LLP is a registered public accounting firm independent of the Company as required by the Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents. No other written information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information provided as contemplated by Section 2(d) of this Agreement, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Except for any agreements relating to the Acquisition or Schering-Plough Corporation’s exercise of its option regarding pleconaril, the Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the Commission under the Exchange Act. Except for the issuance of the Bridge Notes and the Warrants contemplated by this Agreement, the consummation of the Acquisition and the planned special meeting of the Company’s stockholders to vote on the issuance of Convertible Notes to refinance the Bridge Notes, no event, liability, development or circumstance has occurred or exists, or is currently contemplated to occur, with respect to the Company or its business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company’s financial statements, which shall be included in the Registration Statement (as such term is defined in the Initial Registration Rights Agreement).

(i) Absence of Litigation. Except as disclosed in the Buyer Information Materials, there is not any action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator against the Company or its property that is pending or, to the best knowledge of the Company, threatened that (i) could, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect on the consummation of the transactions contemplated hereby, including the Acquisition, or (ii) could, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

(k) Intellectual Property Rights. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its respective business as described in the SEC Documents. The patents, patent rights, trademarks, service marks, trade names or copyrights described in the SEC Documents have been maintained except those for which, individually, or in the aggregate, a lapse would not result in a Material Adverse Effect that is not otherwise disclosed in the Buyer Information Materials; the Company has no knowledge of, any infringement of or conflict with asserted rights by the Company against others with respect to any of the Company’s valid patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights that is not disclosed in the Buyer Information Materials which would, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any valid patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, individually, or in the aggregate, have a Material Adverse Effect that is not described in the Buyer Information Materials. The Company does not in the conduct of their businesses infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company, which such infringement or conflict is reasonably likely to result, individually, or in the aggregate, in a Material Adverse Effect that is not described in the Buyer Information Materials.

(l) Insurance. The Company is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for its business as presently conducted, including, but not limited to, policies covering real and personal property owned or leased by the Company against theft, damage, destruction and acts of vandalism, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither of the Company nor any subsidiary has been denied any insurance coverage, which it has sought or for which it has applied.

(m) Regulatory. The Company is not in violation of any domestic or foreign law, ordinance, administrative or governmental rule or regulation (including, without limitation, those of the United States Food and Drug Administration (the “FDA”) and the United States Patent and Trademark Office and any corresponding foreign agencies) or court decree to which it is expressly bound, is not in violation of any term or condition of, and has not failed to obtain, any license, claim, permit, franchise or other administrative or governmental authorization necessary, whether domestic or foreign, from any regulatory body or administrative agency or other governmental body having jurisdiction over it (including, without limitation the FDA and any corresponding foreign agencies) to the ownership or lease of its properties and assets or to the conduct of its business as it is presently conducted, which violation, or failure would, individually or in the aggregate, have a Material Adverse Effect, or which might, if determined adversely to the Company, materially and adversely affect the execution, delivery or performance by the Company of this Agreement. The Company possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (the “Permits”), except where the failure to possess such Permits would not, individually, or in the aggregate, have a Material Adverse Effect and the Company has not received any written notice of proceedings relating to the revocation or material modification of any such Permit.

(n) Tax Status. The Company has filed all necessary federal, state and foreign income and franchise tax returns or appropriate extensions therefor and has paid all taxes shown thereon as due and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the applicable financial statements included in the SEC Documents in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or its subsidiary has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could, individually, or in the aggregate, result in a Material Adverse Effect.

(o) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, the laws of the state of its incorporation or the laws of any other state which is applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyers’ ownership, voting (to the extent applicable) or disposition of the Securities.

(p) Foreign Corrupt Practices. Neither The Company, nor, to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(q) Private Placement Information. The informational package provided by the Company to each Buyer containing a presentation about the Acquisition, information regarding comparable product acquisitions, the FDA product label for Vancocin®, the Company’s Form 8-K dated August 23, 2004, the Company’s annual report on Form 10-K for the year ended December 31, 2004 and the Company’s quarterly report on Form 10-Q for the second quarter of 2004 (together with the SEC Documents, the “Buyer Information Materials”), taken as a whole, do not include or contain any untrue statement of a material fact or in the aggregate omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(r) Transactions With Affiliates. Except as disclosed in the Buyer Information Materials, other than the grant of stock options granted pursuant to the Company’s employee benefit plans, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than in connection with the provision of services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, such that the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s) Brokers and Finders. Except for fees payable to Piper Jaffray & Co. as placement agent, no brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(t) Absence of Certain Changes. Except as disclosed in the Buyer Information Materials, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (a “Material Adverse Change”) since June 30, 2004.

(u) No Material Non-Public Information. Except for the issuance of the Securities and the transactions contemplated by this Agreement, the proposed Acquisition and the Company’s shareholder vote for the issuance of the Convertible Notes (which such information shall be fully disclosed in the Current Report on Form 8-K filed pursuant to Section 4(d)(1) hereof), the Company has not provided the Buyers with material non-public information.

(v) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(w) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Convertible Notes, if any, Warrant Shares issuable upon the exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Notes, if any, Warrant Shares upon the exercise of the Warrants in accordance with this Agreement, the Convertible Notes Indenture, and the Convertible Notes, if any, and the Warrants, as applicable, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(x) Insolvency. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. To the best knowledge of the Company, the present fair saleable value of the assets of the Company exceeds, and, upon the issuance of the securities and the application of the proceeds thereof as contemplated by the Transaction Documents, will exceed, the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured; the assets of the Company do not, and, upon the issuance of the securities and the application of the proceeds thereof as contemplated by the Transaction Documents, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability of the Company; the Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature.

(y) Employee Relations. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of the Company’s principal suppliers, manufacturers, customers, contractors or collaborators, which, in either case, may, individually, or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(z) Title. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the SEC Documents, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or disclosed in the SEC Documents. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

(aa) Environmental Laws. Except as otherwise disclosed in the Buyer Information Materials, (i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of public health or the environment (“Environmental Laws”) which are applicable to its business, except where the failure to comply would not result in a Material Adverse Effect, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, and (iii) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

(bb) Internal Accounting Controls. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(dd) Strategic Agreements. Each of the collaboration or strategic alliance agreements, including without limitation, license agreements, described in the SEC Documents (collectively, the “Strategic Agreements”) is in full force and effect and constitutes a valid and binding agreement between the parties thereto, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether enforceability is considered in a proceeding at law or in equity), and with respect to the Company’s obligations or, to the knowledge of the Company, any obligations of any other party to the Strategic Agreements, there has not occurred any default under any such Strategic Agreements or any event that with the giving of notice or lapse of time would constitute a default thereunder, except for such defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect.

(ee) Related Parties. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the SEC Documents which have not been described as required.

(ff) Employee Benefit Plans. Each “employee benefit plan” (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) established or maintained by the Company, a subsidiary or their ERISA Affiliates (as defined below) (collectively the “Plans”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. Neither the Company, a subsidiary nor any ERISA Affiliate has ever contributed to, contributes to, been required to contribute to or has any liability with respect to any employee benefit plan subject to Title IV or ERISA, section 412 of the Code or section 302 of ERISA. Each of the Plans established or maintained by the Company, a subsidiary or any of their ERISA Affiliates that is intended to be qualified under section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification. Neither the Company, a subsidiary nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under section 4975 or 4980B of the Code. There are no actions, suits or claims pending, threatened or to the Company’s knowledge, anticipated (other than routine claims for benefits) against any of the Plans, their assets or their fiduciaries.

(gg) General Solicitation and General Advertising. The Company has not offered or sold any Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(hh) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4. Covenants.

(a) Obligations. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Securities as required under Regulation D and to provide, upon request, a copy thereof to each Buyer. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

(c) Reservation of Shares. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock (the “Reservation Amount”) needed to provide for the issuance of the Conversion Shares upon conversion of all issued and outstanding Convertible Notes, if any, and for the issuance of the Warrant Shares upon the exercise of all issued and outstanding Warrants, without regard to any limitations on such conversions or on the exercise of such Warrants, as the case may be.

(d) Filing of Form 8-K. On the Closing Date, the Company shall issue a press release announcing the transactions contemplated hereby. The Company shall use reasonable efforts within one Business Day after the public announcement of the transactions contemplated hereby to file (1) a Current Report on Form 8-K with the Commission furnishing as an exhibit to such Current Report on Form 8-K the press release announcing the signing of this Agreement after the issuance of such press release, and (2) a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents, including, without limitation, the terms of the Acquisition, and including as exhibits to such Current Report on Form 8-K (i) this Agreement, (ii) the form of Bridge Note, (iii) the form of Warrant, (iv) the Initial Registration Rights Agreement, (v) the Bridge Notes Indenture, (vi) the Pledge Agreement, (vii) the Acquisition Agreement, (viii) the form of Acquisition Security Agreement, (ix) the Convertible Notes Indenture, and (x) the Convertible Notes Registration Rights Agreement, each in the form required by the Exchange Act.

(e) [RESERVED]

(g) Tax Matters. The Company will withhold tax from any payment made hereunder or under any Security to any Buyer as required by law, unless the Company has received documentation from the applicable Buyer upon which the Company may legally rely to preclude such withholding. If the Company withholds tax from a payment, it will transmit the funds to the appropriate tax authority and shall be treated as having fulfilled its obligation to such Buyer with respect to such payment.

(h) CUSIP Numbers. The Company shall use reasonable efforts to obtain “CUSIP” numbers for the Bridge Notes and the Warrants promptly after the Closing Date. The Company in issuing the Securities (other than the Bridge Notes and the Warrants) shall use CUSIP numbers (as applicable and if then generally in use). The Company shall use such “CUSIP” numbers in notices to holders as a convenience to holders of Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice to such holders and that reliance may be placed only on other identification numbers printed on such Securities, and any such Company action referenced in such notice (including, without limitation, redemption, exchange or automatic conversion of the Convertible Notes, if any) shall not be affected by any defect in or omission of such numbers.

(i) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document to which such Buyer is a party are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Except as provided by the Transaction Documents, each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(j) Waivers to Existing Registration Rights. With respect to any existing agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (other than pursuant to the Initial Registration Rights Agreement and the Convertible Notes Registration Rights Agreement), the Company shall use its best efforts to obtain all waivers with respect to such agreements (i) at the time any registration statement is filed pursuant to the Initial Registration Rights Agreement or the Convertible Notes Registration Rights Agreement and (ii) through the period of effectiveness of each such registration statement, so that the Company would not be required to register the sale of any of its securities pursuant to such other agreements or arrangements as a result of any actions taken by the Company to file any registration statements pursuant to the Initial Registration Rights Agreement or the Convertible Notes Registration Rights Agreement.

SECTION 5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agents, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or their respective nominee(s), for the Conversion Shares, if any, and the Warrant Shares, if any, in such amounts as specified from time to time by a Buyer to the Company upon conversion of the Convertible Notes, if any, or the exercise of the Warrants, as the case may be, and in accordance with their terms (the “Irrevocable Transfer Agent Instructions”), substantially in the form attached hereto as Exhibit H. Prior to transfer or sale pursuant to a registration statement or Rule 144 under the Securities Act of any Conversion Shares or any Warrant Shares, as the case may be, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company represents and warrants that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, any Convertible Notes, the Warrants, the Convertible Notes Indenture, the Pledge Agreement, the Initial Registration Rights Agreement and the Convertible Notes Registration Rights Agreement. Subject to the Convertible Notes Indenture and the Warrants, if a Buyer provides the Company with an opinion of counsel, in form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities has been made without registration under the Securities Act or that the Securities can be sold pursuant to Rule 144(k) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, and provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, as the case may be, promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6. Conditions to the Company’s Obligation to Close.

(A) The obligation of the Company to issue and sell the Bridge Notes and the Warrants to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

(a) Transaction Documents. Each Buyer and the Trustee shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Payment of Purchase Price. Each Buyer shall have delivered to the Company the purchase price for the Bridge Notes and the Warrants being purchased by such Buyer at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

(c) Representations and Warranties; Covenants. The representations and warranties of each Buyer shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and each Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date. Each Buyer’s delivery of the purchase price payable for the Bridge Notes and the Warrants being purchased by such Buyer and acceptance of such Bridge Notes and Warrants shall be deemed to constitute such Buyer’s certification that the condition set forth in this Section 6(A)(c) with respect to such Buyer is satisfied.

(B) The obligation of the Company to issue and sell Convertible Notes to the Buyers on the Option Closing Date is subject to the satisfaction, at or before the Option Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

(a) Transaction Documents. Each Buyer and the Trustee shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Payment of Purchase Price. Each Buyer shall have delivered to the Company the purchase price for the Convertible Notes being purchased by such Buyer on the Option Closing Date, by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A (unless the Company has provided alternate wire transfer instructions at least one (1) Business Day prior to the Option Closing Date).

(c) Representations and Warranties; Covenants. The representations and warranties of each Buyer shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Option Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) (and provided that any reference to Convertible Notes in such representations and warranties shall be deemed to include any Additional Convertible Notes issued to such Buyer or to be issued to such Buyer on the Option Closing Date), and each Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Option Closing Date. A Buyer’s delivery of the purchase price payable for the Convertible Notes being purchased by such Buyer and acceptance of such Convertible Notes shall be deemed to constitute such Buyer’s certification that the condition set forth in this Section 6(B)(c) with respect to such Buyer is satisfied.

(d) Stockholder Approval. The Company’s stockholders shall have approved the Company’s issuance of the Convertible Notes and the terms and conditions thereof and of the Convertible Notes Indenture, including, without limitation, the issuance of the Conversion Shares upon the conversion of the Convertible Notes.

SECTION 7. Conditions to Each Buyer’s Obligation to Purchase.

(A) The several obligation of each Buyer hereunder to purchase its Bridge Notes and Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) Transaction Documents. The Company shall have executed each of the Transaction Documents (other than the Acquisition Security Agreement) and delivered the same to such Buyer. The Trustee shall have executed and delivered the Bridge Notes Indenture and the Convertible Notes Indenture to the Company. The Collateral Agent shall have executed and delivered the Pledge Agreement to the Company.

(b) Financing Statements. The Collateral Agent shall have received all necessary UCC financing statements for filing in the proper filing offices and, upon the filing of all necessary UCC financing statements in the proper filing offices, the Collateral Agent, for the benefit of the Trustee and the holders of the Bridge Notes, shall have a valid and perfected security interest in the Initial UCC Collateral securing the Obligations.

(c) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on any national securities exchange (including without limitation the American Stock Exchange, Inc.), the Nasdaq National Market, the Nasdaq Small Cap Market, or any similar United States system of automated dissemination of securities prices (each, a “Principal Market”) and (ii) shall not have been suspended by the Commission or the applicable Principal Market from trading on such Principal Market nor shall suspension by the Commission or such Principal Market have been threatened either (A) in writing by the Commission or such Principal Market or (B) by falling below the minimum listing maintenance requirements of such Principal Market.

(d) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of this Agreement, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.

(e) Opinion of Counsel. The Company shall have delivered to such Buyer the opinion of Pepper Hamilton LLP, dated as of the Closing Date, substantially to the effect set forth in Exhibit J attached hereto and in such form reasonably acceptable to such Buyer.

(f) Delivery of Bridge Notes and Warrants. The Company shall have executed and delivered to such Buyer the Bridge Notes (in such denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) the Warrants being purchased by such Buyer at the Closing.

(g) Reservation of Common Stock. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes, if any, or the exercise of the Warrants, as the case may be, the number of shares of Common Stock equal to the Reservation Amount (as defined in Section 4(c) of this Agreement).

(h) Irrevocable Transfer Agent Instructions. The Company shall have delivered the Irrevocable Transfer Agent Instructions, in the form of Exhibit I attached hereto, to the Company’s transfer agent.

(i) Good Standing Certificates. The Company shall have delivered to each Buyer a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Delaware Secretary of State.

(j) Secretary’s Certificate. The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Closing Date, certifying, on behalf of the Company, as to (i) adoption of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

(k) Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to be made prior to the Closing Date to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents (other than the Acquisition Agreement, the Initial Registration Rights Agreement and the Convertible Notes Registration Rights Agreement) and such authorizations, approvals and permits shall be effective as of the Closing Date.

(l) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

(m) [RESERVED]

(n) Payment of Fees. The Company shall have satisfied its obligations under Section 9(n) of this Agreement.

(o) Minimum Offering. The Company shall have confirmed in writing to the Buyers that it will be issuing at least an aggregate of $50,000,000 principal amount of Bridge Notes on the Closing Date.

(p) No Stop Orders. No stop order or suspension of trading shall have been imposed by the applicable Principal Market on which the Common Stock is listed for trading or approved for quotation, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

(q) Deposit of Funds. The Company shall have deposited into the Collateral Account the amount that would accrue as interest on the Bridge Notes from the date of issuance to, and including, the date which is the first anniversary of the Closing Date.

(B) The several obligations of the Buyers electing to purchase Additional Convertible Notes hereunder to purchase the same from the Company on the Option Closing Date pursuant to a Buyer’s exercise in accordance with the option granted in Section 1(a)(ii) of this Agreement is subject to the satisfaction, at or before the Option Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) Transaction Documents. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer. The Trustee shall have executed and delivered the Convertible Notes Indenture to the Company. If the Acquisition has been consummated, the Collateral Agent shall have executed and delivered the Acquisition Security Agreement to the Company.

(b) Financing Statements. If the Acquisition has been consummated, the Collateral Agent shall have received all necessary UCC financing statements for filing in the proper filing offices and, upon the filing of all necessary UCC financing statements in the proper filing offices, the Collateral Agent, for the benefit of the Trustee and the holders of the Convertible Notes, shall have a valid and perfected security interest in the UCC Collateral securing the Obligations.

(c) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on any national securities exchange (including without limitation the American Stock Exchange, Inc.), the Nasdaq National Market, the Nasdaq Small Cap Market, or any similar United States system of automated dissemination of securities prices (each, a “Principal Market”) and (ii) shall not have been suspended by the Commission or the applicable Principal Market from trading on such Principal Market nor shall suspension by the Commission or such Principal Market have been threatened either (A) in writing by the Commission or such Principal Market or (B) by falling below the minimum listing maintenance requirements of such Principal Market.

(d) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of this Agreement, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Option Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) (and provided that any reference to Convertible Notes in such representations and warranties shall be deemed to include any Additional Convertible Notes issued by the Company or to be issued by the Company on the Option Closing Date), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Option Closing Date. Such Buyer shall have received a certificate, executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Option Closing Date, to the foregoing effect.

(e) Opinion of Counsel. The Company shall have delivered to such Buyer the opinion of Pepper Hamilton LLP, dated as of the Option Closing Date, substantially to the effect set forth in Exhibit J attached hereto and in such form reasonably acceptable to such Buyer (except that such opinion need not comment on any matters relating solely to the Bridge Notes, the Warrants, the Bridge Notes Indenture, the Initial Registration Rights Agreement or any Warrant Shares).

(f) Delivery of Additional Convertible Notes. The Company shall have executed and delivered to such Buyer the Additional Convertible Notes (in such denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) being purchased by such Buyer on the Option Closing Date.

(g) Reservation of Common Stock. As of the Option Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Additional Convertible Notes to be issued to such Buyer on the Option Closing Date, the number of shares of Common Stock equal to the Reservation Amount (as defined in Section 4(c) of this Agreement).

(h) Irrevocable Transfer Agent Instructions. The Company shall have delivered the Irrevocable Transfer Agent Instructions, in the form of Exhibit I attached hereto, to the Company’s transfer agent relating to the Conversions Shares issuable upon conversion of the Conversion Notes to be issued to such Buyer on the Option Closing Date.

(i) Good Standing Certificates. The Company shall have delivered to each Buyer a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Delaware Secretary of State.

(j) Secretary’s Certificate. The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Option Closing Date, certifying, on behalf of the Company, as to (i) adoption of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect on the Option Closing Date.

(k) Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to be made prior to the Option Closing Date to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents (other than the Initial Registration Rights Agreement and the Convertible Notes Registration Rights Agreement) and such authorizations, approvals and permits shall be effective as of the Option Closing Date.

(l) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

(m) No Material Adverse Effect. From the date on which Convertible Notes are first issued through the Option Closing Date, (i) no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business) and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

(n) Payment of Fees. The Company shall have satisfied its obligations under Section 9(n) of this Agreement.

(o) No Stop Orders. No stop order or suspension of trading shall have been imposed by the applicable Principal Market on which the Common Stock is listed for trading or approved for quotation, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

SECTION 8. Indemnification.

(a) Indemnification by the Company. In consideration of each Buyer’s execution and delivery of the Transaction Documents to which it is a party and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, “Claims”), incurred by any Indemnitee as a result of, or arising out of, or relating to an untrue statement or alleged untrue statement of a material fact provided by the Company to the Buyers, including but not limited to the Buyer Information Materials, or in any Blue Sky filings executed by the Company or based on any information furnished in writing by the Company and filed in any jurisdiction in order to qualify any or all of the Securities under (or obtain exemption from) the securities laws thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims which is permissible under applicable law. Subject to Section 8(b) of this Agreement, the Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with the investigating or defending any such Claim.

(b) Procedures for Indemnification. Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 8, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of such Indemnitee, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority in interest of the Securities to which the Claim relates. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim, action and proceeding. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is materially prejudiced in its ability to defend such action.

(c) Survival of Representations and Warranties; Indemnification Obligations. The representations and warranties of the Buyers and the Company set forth herein and the obligations of the Company under this Section 8 shall survive the transfer of the Securities by the Indemnitees.

SECTION 9. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(d) Entire Agreement. This Agreement, the Bridge Notes Indenture, the Initial Registration Rights Agreement, the Pledge Agreement, the Bridge Notes, the Warrants and the other documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Bridge Notes Indenture, the Initial Registration Rights Agreement, the Pledge Agreement, the Bridge Notes, the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(e) Consents. All consents and other determinations required to be made by Buyers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Buyers holding at least 66.33% of the outstanding principal amount of the Bridge Notes or Convertible Notes, as the case may be, in the aggregate then outstanding.

(f) Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Buyers holding at least 66.33% of the outstanding principal amount of the Bridge Notes or Convertible Notes, as the case may be, in the aggregate then outstanding. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Bridge Notes or Convertible Notes, as the case may be, then outstanding. No consideration shall be offered or paid to any holder of any Securities to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is offered to all of the holders of such Securities.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

ViroPharma Incorporated

397 Eagleview Boulevard

Exton, Pennsylvania 19341

Telephone:  610-458-7300

Facsimile:     610-458-7380

Attention:    General Counsel

with a copy to:

Pepper Hamilton LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, Pennsylvania 19312-1183

Telephone:  610-640-7825

Facsimile:     610-640-7835

Attention:    Jeffrey P. Libson

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person other than Piper Jaffray & Co. with respect to the Company’s obligations to Piper Jaffray & Co. under Section 9(n) above.

(j) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(k) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. Prior to the Closing Date, the Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Bridge Notes or Convertible Notes, as the case may be. Other than in connection with a sale pursuant to the Initial Registration Rights Agreement or the Convertible Notes Registration Rights Agreement, a Buyer may assign some or all of its rights and obligations hereunder without the consent of the Company only to the extent permitted by the Securities Act; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and provided, further, that such assignment shall be in connection with a transfer of all or a portion of the Bridge Notes, Warrants or Convertible Notes, as the case may be, held by such Buyer and subject to the terms and conditions of such Bridge Notes, Warrants or Convertible Notes, as the case may be.

(l) Publicity. The Company shall have the right to issue a press release with respect to the transactions contemplated by the Transaction Documents without any Buyer’s prior written consent so long as no Buyer is named in such press release.

(m) Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the non-breaching party’s failure to waive such unsatisfied conditions), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

(n) Placement Agent. The Company acknowledges that it has engaged Piper Jaffray & Co. as placement agent in connection with the sale of the Bridge Notes, the Warrants and the Convertible Notes, if any, and that the compensation of such agent is as set forth on the Schedule of Fees attached hereto as Exhibit H. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(o) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

(p) Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents, or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

“COMPANY”

VIROPHARMA INCORPORATED

By:	/s/ Michel de Rosen

ACKNOWLEDGED AND AGREED:

[Signatures of Buyers on Following Page]

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

(print full legal name of Buyer)

By:
(signature of authorized representative)

Name:

Its:

EXHIBIT A

SCHEDULE OF BUYERS

Name of Buyer Contact Information for Buyer		Principal Amount of Bridge Notes ($)	Number of Warrants
1.	Highbridge International LLC 9 West 57th Street, 27th Floor New York, NY 10019 Attention: Andy Martin	11,000,000	880,000
2.	Perceptive Life Sciences Master Fund, Ltd. 850 Third Avenue New York, NY 10022 Attention: Joe Edelman	3,000,000	240,000
3.	QVT Fund LP 527 Madison Avenue, 8th Floor New York, NY 10022 Attention: Tracy Fu	3,000,000	240,000
4.	Quogue Capital LLC 1285 Avenue of the Americas, 35th Floor New York, NY 10019 Attention: Wayne Rothbaum	1,000,000	80,000
5.	Baker/Tisch Investments, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	134,000	10,720
6.	Baker Biotech Fund I, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,427,000	114,160
7.	Baker Biotech Fund II, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,301,000	104,080
8.	Baker Biotech Fund III, L.P. 667 Madison Avenue New York, NY 10021 Attention: Julian Baker	1,138,000	91,040
9.	Argent Classic Convertible Arbitrage Fund (Bermuda) Ltd. 55 Vilcom Circle, Suite 200 Chapel Hill, NC 27514 Attention: Doug Workman	2,000,000	160,000
10.	Duquesne Capital Management, LLC 40 West 57th Street New York, NY 10019 Attention: Joshua Samuelson	4,000,000	320,000
11.	TQA Special Opportunity Master Fund 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	1,500,000	120,000

Name of Buyer Contact Information for Buyer		Principal Amount of Bridge Notes ($)	Number of Warrants
12.	TQA Master Fund, Ltd. 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	165,000	13,200
13.	TQA Master Plus Fund, Ltd. 333 Ludlow Street Stamford, CT 06902 Attention: Andrew Anderson	335,000	26,800
14.	Kings Road Investments Ltd. c/o Polygon Investment Partners LP 598 Madison Avenue New York, NY 10022 Attention: Erik Caspersen	4,500,000	360,000
15.	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Brett Elver & Matthew Gabrys	3,000,000	240,000
16.	Gaia Offshore Master Fund, Ltd. c/o Promethean Asset Management L.L.C. 750 Lexington Avenue, 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Residence: Cayman Islands	4,000,000	320,000
17.	AG Domestic Convertibles, L.P. 245 Park Avenue, 26th Floor New York, NY 10167 Attention: Gary Wolf	1,350,000	108,000
18.	AG Offshore Convertibles, Ltd. 245 Park Avenue, 26th Floor New York, NY 10167 Attention: Gary Wolf	3,150,000	252,000
19.	Alexandra Global Master Fund, Ltd. 767 Third Avenue New York, NY 10017 Attention: Allen Reine	3,000,000	240,000
20.	Suttonbrook Capital Portfolio LP 654 Madison Avenue New York, NY 10021 Attention: Steven Weinstein	2,750,000	220,000
21.	Salomon Brothers Asset Management Inc. 399 Park Avenue, 7th Floor New York, NY 10013 Attention: Kenneth Lee	4,500,000	360,000
22.	Baystar Capital II LP 717 5th Avenue, 18th Floor New York, NY 10022 Attention: Will Lewis	1,500,000	120,000

Name of Buyer Contact Information for Buyer		Principal Amount of Bridge Notes ($)	Number of Warrants
23.	Hamilton Multi-Strategy Master Fund, L.P. 415 Madison Avenue New York, NY 10017 Attention: James McNeil	1,231,000	98,480
24.	Man MAC 2 Limited 415 Madison Avenue New York, NY 10017 Attention: James McNeil	1,519,000	121,520
25.	Capital Ventures International c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 Attention: Martin Kobinger	2,000,000	160,000

EXHIBIT B-1

FORM OF BRIDGE NOTES INDENTURE

EXHIBIT B-2

FORM OF CONVERTIBLE NOTES INDENTURE

EXHIBIT C

FORM OF WARRANT

EXHIBIT D

FORM OF ACQUISITION AGREEMENT

EXHIBIT E-1

FORM OF INITIAL REGISTRATION RIGHTS AGREEMENT

EXHIBIT E-2

FORM OF CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

EXHIBIT F

FORM OF PLEDGE AGREEMENT

EXHIBIT G

FORM OF ACQUISITION SECURITY AGREEMENT

EXHIBIT H

SCHEDULE OF FEES

Compensation:	5.25% of the aggregate principal amount of Bridge Notes issued by the Company to be paid prior to the Closing

5.25% of the aggregate principal amount of the Additional Convertible Notes issued by the Company to be paid prior to the Option Closing

EXHIBIT I

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

October [    ], 2004

VIA FEDERAL EXPRESS

StockTrans, Inc.

44 West Lancaster Avenue

Ardmore, Pennsylvania 19003

Attn: [                ]

Re:	Reservation of Shares of Common Stock Pursuant to Sale by ViroPharma Incorporated of [up to $[ ] in Aggregate Principal Amount of [ ]% Convertible Senior Notes due 2009] [Warrants to purchase up to 5,000,0000 shares of Common Stock]

Ladies and Gentlemen:

ViroPharma Incorporated, a Delaware corporation (the “Company”), has agreed to sell to the buyers listed on Schedule A hereto (the “Buyers”), on the date hereof, [[                ] ($[                ]) in aggregate principal amount of [            ]% Convertible Senior Notes due 2009 convertible into shares of the common stock, $0.002 par value per share] [Warrants to purchase up to 5,000,000 shares of the Company’s common stock, $0.002 par value per share] (the “Common Stock”) of the Company, pursuant to that certain Securities Purchase Agreement dated as of October 18, 2004, by and among the Company and each Buyer (the “Securities Purchase Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Securities Purchase Agreement.

You are hereby instructed to:

Establish as of the date of this letter a reserve of [        ] shares of Common Stock for issuance to holders of [Warrants upon the exercise of their Warrants (the “Warrant Share Reserve”)][Convertible Notes upon conversion of their Convertible Notes (the “Conversion Share Reserve”)]. The [Warrant Share Reserve][Conversion Share Reserve] shall be adjusted to appropriately reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

A registration statement to register the Common Stock issuable out of the [Warrant Share Reserve][Conversion Share Reserve] (the “Registration Statement”) will be filed with the Securities and Exchange Commission (the “Commission”) on or before [        ]. We will forward to you copies of the filing promptly after it is declared or deemed effective by the Commission.

Until the Registration Statement is declared effective by the Commission, the certificates evidencing the shares of Common Stock issued out of the [Warrant Share Reserve][Conversion Share Reserve] will bear the restrictive legend set forth below:

[THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITIES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF VIROPHARMA INCORPORATED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE COMPANY) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO VIROPHARMA INCORPORATED OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

[THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE STOCKTRANS A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM STOCKTRANS) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY INCORPORATED OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO STOCKTRANS. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STOCKTRANS, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

STOCKTRANS MAY REFUSE TO REGISTER ANY TRANSFER OF ANY NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.]

So long as you have previously received (i) an opinion of the Company’s outside counsel (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the Registration Statement covering the resales of the Common Stock) stating that a Registration Statement covering the resales of the Common Stock has been declared effective by the Commission under the Securities Act (the “Opinion”), (ii) a certification from the clearing broker for the Buyers as to the fact that the sale of the Common Stock was made in compliance with the Plan of Distribution set forth in the Registration Statement (the “Broker Certification”), (iii) a copy of the Registration Statement and (iv) confirmation from the Company that sales are permitted under the Registration Statement at that time, the certificates representing the Common Stock sold pursuant to the Registration Statement shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

We enclose the following additional documents:

1.	A copy of the Securities Purchase Agreement; and

2.	A capitalization table listing the Buyers and their respective beneficial ownership interests in the shares of Common Stock.

Please be advised that the Buyers have relied upon this instruction letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each of the Buyers is a third party beneficiary to these instructions.

Please sign in the space provided below to evidence your acceptance and acknowledgment of your responsibilities under this letter. Please call me at [                ] if you require any further information. Thank you for your assistance.

Very truly yours,

VIROPHARMA INCORPORATED

By:
Its:

Acknowledged and Agreed:

STOCKTRANS, INC.

By:
Its:

Enclosures

EXHIBIT J

FORM OF COMPANY COUNSEL OPINION

SCHEDULE A

Company Wire Instructions

On the Closing Date:

Please send all wires to U.S. Bank National Association as follows:

U.S. Bank National Association

ABA/Routing Number: 091000022

Account No.: 173103321092

Corporate Trust

Ref: ViroPharma #787223010

Attention: Zlatan Catic

On the Option Closing Date:

Please send all wires to Comerica Bank – California/Branch 948 as follows:

Comerica Bank – California/Branch 948

226 Airport Parkway

San Jose, CA 95110

ABA/Routing Number: 121137522

Account Name: ViroPharma Incorporated

Account Number: 1892043769

Attention: Richard Morris / 610-321-6292

SCHEDULE B

Company UCC Financing Statements

Location	UCC’s
DE State	See Note 1
PA State	See Note 2
Chester Co., PA	See Note 3

Note 1: Original financing statement no. 40664245 was filed on March 9, 2004 and names The Hankin Group as the Secured Party. This filing covers specific equipment, including all fume hoods and casework located on the premises leased by Debtor from Secured Party.

Note 2: Original financing statement no. 33160609 was filed on October 10, 2000 and names Canon Financial Services, Inc. as the Secured Party; this is a lease notice filing covering specific equipment, including copiers and fax machines. Original financing statement no. 34700237 was filed on December 11, 2001 and names Citicorp Vendor Finance, Inc. as Secured Party; this is a lease notice filing covering specific equipment, including a copier.

Note 3: Original financing statement no. ST003030 was filed on October 12, 2000 and named Canon Financial Services, Inc. as Secured Party; this is a lease notice filing covering specific equipment, including copiers and fax machines.

SCHEDULES
Schedule A	Company Wire Instructions
Schedule B	Company UCC Financing Statements

EXHIBITS
Exhibit A	Schedule of Buyers
Exhibit B-1	Form of Bridge Notes Indenture
Exhibit B-2	Form of Convertible Notes Indenture
Exhibit C	Form of Warrant
Exhibit D	Form of Acquisition Agreement
Exhibit E-1	Form of Initial Registration Rights Agreement
Exhibit E-2	Form of Convertible Notes Registration Rights Agreement
Exhibit F	Form of Pledge Agreement
Exhibit G	Form of Acquisition Security Agreement
Exhibit H	Schedule of Fees
Exhibit I	Form of Irrevocable Transfer Agent Instructions
Exhibit J	Form of Company Counsel Opinion